Exhibit 99.1

ConvergeOne and Forum Merger Corporation Complete Business Combination

Combined company renamed ConvergeOne and will trade on the Nasdaq Stock Market under “CVON”

Eagan, MN and New York, NY – February 23, 2018 – Forum Merger Corporation (“Forum”), and ConvergeOne, Inc., a leading global IT services provider of collaboration and technology solutions, today announced that they have completed their previously announced business combination. The business combination was approved at a special meeting of stockholders of Forum on February 20, 2018, and closed on February 22, 2018. In connection with the transaction, Forum has changed its name to ConvergeOne Holdings, Inc. (“ConvergeOne” or the “Company”). The shares of common stock of ConvergeOne will begin trading on the Nasdaq today, February 23, 2018, under the symbol “CVON” and the warrants of ConvergeOne will trade on the Nasdaq under the symbol “CVONW.” Clearlake Capital Group, L.P. (“Clearlake”), ConvergeOne’s current private equity sponsor, will remain the largest stockholder in the combined company. This combination positions ConvergeOne to continue to execute on the compelling growth opportunities in the rapidly evolving IT and managed services markets.

“The completion of this transaction and listing on the Nasdaq signifies a momentous milestone for ConvergeOne,” said John A McKenna Jr, Chairman and CEO of ConvergeOne. “With a twenty-five-year legacy combined with a solid long-term vision for growth and value, we are thrilled with the opportunity ahead of us. Taking our company public is a testament to the hard work and dedication of the entire ConvergeOne team, who share in the vision, mission, and values to continue our journey together, one customer success at a time.”

David Boris, Co-Chief Executive Officer of Forum, stated, “ConvergeOne’s leadership team has done a tremendous job of establishing the company as one of the most proven and trusted independent providers of IT services and collaboration solutions in the market today.”

Marshall Kiev, Co-Chief Executive Officer of Forum, stated, “Our goal was to not just find an investment, but a true partner with a strong financial profile, a time-tested business model and a platform that allows for steady, continued growth. ConvergeOne has exceeded all those expectations, and we’re excited to watch John and the ConvergeOne team build on their legacy of success as a public company under continued private equity leadership.”

Behdad Eghbali, Managing Partner and Co-Founder at Clearlake, added, “Since our initial investment, ConvergeOne has executed on its buy-and-build strategy and rapidly grown its managed services capabilities to become a clear market leader. We are proud of our partnership and accomplishments with ConvergeOne’s world-class team and are excited about the prospects of ConvergeOne as a public company. We remain a significant stockholder and look forward to continuing our partnership with the ConvergeOne management team as they continue ConvergeOne’s strategic growth initiatives.”

J.P. Morgan, Credit Suisse, UBS Investment Bank, William Blair, Raymond James, Jefferies, Needham and BTIG, LLC acted as financial advisors to ConvergeOne and Clearlake. Cooley LLP and Hogan Lovells served as legal counsel to ConvergeOne and Clearlake. Evercore, EarlyBirdCapital and Cowen Group served as financial advisors to Forum. Ellenoff Grossman & Schole LLP served as legal counsel to Forum.

About ConvergeOne

Founded in 1993, ConvergeOne is a leading global IT service provider of collaboration and technology solutions for large and medium enterprise with decades of experience assisting customers to transform their digital infrastructure and realize a return on investment. Over 7,200 enterprise and mid-market customers trust ConvergeOne with collaboration, enterprise networking, data center, cloud and security solutions to achieve business outcomes. Our investments in cloud infrastructure and managed services provide transformational opportunities for customers to achieve financial and operational benefits with leading technologies. ConvergeOne has partnerships with more than 300 global industry leaders, including Avaya, Cisco, IBM, Genesys and Microsoft to customize specific business outcomes. We deliver solutions with a full life cycle approach including strategy, design and implementation with professional, managed and support services. ConvergeOne holds more than 2,100 technical certifications across hundreds of engineers throughout North America including three Customer Success Centers. More information is available at www.convergeone.com.

About Forum

Forum Merger Corporation is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Forum Merger Corporation is led by Executive Chairman Stephen A. Vogel, Co-Chief Executive Officer and President Marshall Kiev and Co-Chief Executive and Chief Financial Officer David Boris. More information is available at www.forummerger.com.

About Clearlake

Clearlake Capital Group, L.P. is a leading private investment firm founded in 2006. With a sector-focused approach, the firm seeks to partner with world-class management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are software and technology-enabled services; industrials and energy; and consumer. Clearlake currently has approximately $7 billion of assets under management and its senior investment principals have led or co-led over 100 investments. More information is available at www.clearlake.com.

Forward Looking Statements

This press release includes “forward-looking statements” regarding ConvergeOne, its financial condition and its results of operations that reflect ConvergeOne’s current views and information currently available. This information is, where applicable, based on estimates, assumptions and analysis that ConvergeOne believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding ConvergeOne’s plans, strategies, objectives, targets and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Forum, ConvergeOne and their respective officers, employees, agents or associates. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) ConvergeOne’s ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (2) costs related to the business combination; (3) changes in applicable laws or regulations; (4) the possibility that ConvergeOne may be adversely affected by other economic, business, and/or competitive factors; (5) ConvergeOne’s ability to identify and integrate acquisitions and achieve expected synergies and operating efficiencies in connection with acquired businesses; and (6) other risks and uncertainties indicated from time to time in the final prospectus of Forum, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by ConvergeOne.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information herein speaks only as of (1) the date hereof, in the case of information about ConvergeOne, or (2) the date of such information, in the case of information from persons other than ConvergeOne. ConvergeOne undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding ConvergeOne’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

— Source: ConvergeOne —

Media Contacts:

Scott Clark

Vice President, Marketing, ConvergeOne

651.393.3957

sclark@convergeone.com

David Boris

Forum Merger Corporation

212.739.7860

Investor Relations Contact:

ICR for ConvergeOne

William Maina

646.277.1236

William.Maina@icrinc.com